EXHIBIT 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned acknowledges and agrees that the foregoing statement on this Schedule 13G is filed on behalf of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of the undersigned without the necessity of filing additional joint acquisition agreements. Each of the undersigned acknowledges that it shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.

Date: February 12, 2019

REVERENCE CAPITAL PARTNERS OPPORTUNITIES FUND I, L.P. By: RCP Opp Fund I GP, L.P., its general partner By: RCP GenPar LP, its general partner By: RCP GenPar HoldCo LLC, its general partner

By:	/s/ Milton R. Berlinski
	Name:	Milton R. Berlinski
	Title:	Authorized Signatory

REVERENCE CAPITAL PARTNERS OPPORTUNITIES FUND I (CAYMAN), L.P. By: RCP Opp Fund I GP, L.P., its general partner By: RCP GenPar LP, its general partner By: RCP GenPar HoldCo LLC, its general partner

By:	/s/ Milton R. Berlinski
	Name:	Milton R. Berlinski
	Title:	Authorized Signatory

REVERENCE CAPITAL PARTNERS OPPORTUNITIES FUND I (AI), L.P. By: RCP Opp Fund I GP, L.P., its general partner By: RCP GenPar LP, its general partner By: RCP GenPar HoldCo LLC, its general partner

By:	/s/ Milton R. Berlinski
	Name:	Milton R. Berlinski
	Title:	Authorized Signatory

RCP OPP FUND I GP, L.P. By: RCP GenPar LP, its general partner By: RCP GenPar HoldCo LLC, its general partner

By:	/s/ Milton R. Berlinski
	Name:	Milton R. Berlinski
	Title:	Authorized Signatory

RCP GENPAR LP By: RCP GenPar HoldCo LLC, its general partner

By:	/s/ Milton R. Berlinski
	Name:	Milton R. Berlinski
	Title:	Authorized Signatory

RCP GENPAR HOLDCO LLC

By:	/s/ Milton R. Berlinski
	Name:	Milton R. Berlinski
	Title:	Authorized Signatory

RCP LAKE CO-INVEST, L.P. By: RCP Co-Invest GP LLC, its general partner By: Reverence Capital Partners LLC, its managing member

By:	/s/ Milton R. Berlinski
	Name:	Milton R. Berlinski
	Title:	Managing Member

RCP CO-INVEST GP LLC By: Reverence Capital Partners LLC, its managing member

By:	/s/ Milton R. Berlinski
	Name:	Milton R. Berlinski
	Title:	Managing Member

REVERENCE CAPITAL PARTNERS LLC

By:	/s/ Milton R. Berlinski
	Name:	Milton R. Berlinski
	Title:	Managing Member

2